UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2004

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

13900 Riverport Drive, Maryland Heights, MO	63043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-770-1666

No change since last report
(Former Name or Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Conditions

                   The following information is furnished under Item 2.02 of this report on Form 8-K:

                   On November 3, 2004 Express Scripts, Inc. (the"Company") issued a press release with respect to its results of operations for the third quarter of 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.      Other Events

                    On November 3, 2004, Express Scripts, Inc. (the "Company") issued a press release. Selected unaudited financial information included in such press release is attached hereto as Exhibit 99.2 and incorported herein by reference.

Item 9.01.      Financial Statements and Exhibits

                   (c)   The following Exhibits are filed as part of this report on Form 8-K:

                           Exhibit 99.1     Press Release, dated November 3, 2004.

                           Exhibit 99.2     Selected unaudited financial information from the Company’s press release dated November 3, 2004.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.

Date: November 3, 2004	By: /s/ Barrett A. Toan
Barrett A. Toan
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 3, 2004
99.2	Unaudited Financial Information, dated November 3, 2004